DISCLOSURE STATEMENT (AMENDED) EXHIBIT "4"

          Orders Entered by the Bankruptcy Court on July 2, 1998

    a) Approving the Trustee's Disclosure Statement (Amended) for the Trustee's Amended Chapter 11 Plan for the Estate of Bonneville
               Pacific Corporation Dated April 22, 1998; and

     b) Scheduling Confirmation Hearing, Temporarily Allowing Claims for Voting Purposes and Approving Other Procedures

              IN THE UNITED STATES BANKRUPTCY COURT

            FOR THE DISTRICT OF UTAH, CENTRAL DIVISION



----------------------------------------------------------------
In re:                          )
                                )
BONNEVILLE PACIFIC CORPORATION, )       Bankruptcy No. 91A-27701
                                )
               Debtor.          )            (Chapter 11)
----------------------------------------------------------------

        ORDER APPROVING DISCLOSURE STATEMENT (AMENDED) FOR
       TRUSTEE'S AMENDED CHAPTER 11 PLAN FOR THE ESTATE OF
       BONNEVILLE PACIFIC CORPORATION DATED APRIL 22, 1998

     A hearing (the "Hearing") was held on the 3rd day of June, 1998, before the Honorable John H. Allen, United States Bankruptcy Court Judge, on approval of the Disclosure Statement for Trustee's Chapter 11 Plan for the Estate of Bonneville Pacific Corporation dated April 22, 1998 (the "Disclosure Statement"). The Trustee, Roger G. Segal, was present and was represented by his special plan counsel, Martin J. Bienenstock of the firm of Weil Gotshal & Manges, L.L.P., and by his general counsel, Vernon L. Hopkinson and Daniel J. Torkelson of the firm of Cohne, Rappaport & Segal, P.C.
 Peter Kuhn was present representing the United States Trustee. Wexford Management LLC was represented by Jeffrey W. Shields of Callister, Nebeker and McCullough and by Arthur Amron of Wexford Management LLC. The Ad Hoc Committee of Common Shareholders was represented by James C. Swindler of Johnson & Hatch. Wellhead Electric Company, Inc. and related entities were represented by Danny C. Kelly of Van Cott, Bagley, Cornwall & McCarthy and by Jeremy V. Richards of Pachulski, Stang, Ziehl & Young. Ford Motor

Credit Company was represented by Kim R. Wilson of Snow, Christensen & Martineau. Halcyon/Alan B. Slifka Management Company L.L.C., and Halcyon Offshore Management Company L.L.C. were represented by George W. Pratt of Jones, Waldo, Holbrook & McDonough and Mitchell A. Karlan of Gibson, Dunn & Crutcher. Norwest Bank, Minnesota, was represented by Paul J. Scheerer of Dorsey & Whitney. C. Derek Anderson was represented by Paul F. Bennett of Gold, Bennett & Cera, L.L.P. and Noel S. Hyde of Nielsen & Senior. Portland General was represented by Robert B. Lochhead of Parr, Waddoups, Brown, Gee & Loveless. The Court noted other appearances, if any, on the record.

      The Court noted that there were objections filed as to the Disclosure Statement on behalf of C. Derek Anderson, Billy R.
Thedford, the Ad Hoc Committee of Common Shareholders and Wexford
Management LLC (collectively, the Objections").

     The Court finds that notice of the hearing was properly given as required by law and by this Court's Order Scheduling Hearing on Approval of Disclosure Statement and Approving Form of Notice and Mailing and Publication Procedures dated April 22, 1998, and was appropriate and sufficient in the particular circumstances of this bankruptcy case.

     At the Hearing, the Trustee's general counsel advised the Court that the Trustee intended to amend the Disclosure Statement, as well as the Trustee's Chapter 11 Plan for the Estate of Bonneville Pacific Corporation dated April 22, 1998, to incorporate several revisions which were described on the record of the Hearing.

     At the Hearing, the Court heard the statements of counsel for the Trustee and counsel for the objecting parties. At the conclusion of the Hearing, the Court ruled that it approved the Disclosure Statement subject to parties who had objected to the

Disclosure Statement being given ten (10) days to review the Trustee's amendments and file any objections thereto. The Court instructed counsel for the Trustee to file any amendments to the Plan and Disclosure Statement and serve such amendments on the parties appearing at the Hearing not less than ten (10) days prior to the July 1, 1998 at 2:00 p.m. continued/adjourned hearing on the Disclosure Statement (hereafter the "Continued Hearing").

     On June 19, 1998, the Trustee filed, and served upon all parties appearing at the Hearing, his "Trustee's Supplemental Motion Regarding (1) Disclosure Statement and (2) Plan Confirmation Issues" (the "Supplemental Motion"), which included, as Exhibits "A" and "B" attached thereto, the Trustee's amendments to the Plan and the Disclosure Statement (the "Amendments"). The Plan and the Disclosure Statement, as amended by the Amendments, and the respective exhibits thereto, are hereinafter referred to as the "Amended Plan" and the "Amended Disclosure Statement".

     At the Continued Hearing, the Court heard statements regarding the Amendments from counsel for the Trustee and counsel for the objecting parties.

     The Court, having reviewed the Amended Plan, the Amended Disclosure Statement, the Objections, the Trustee's Response to the Objections and the Supplemental Motion, and having heard the statements of counsel, entered its findings and conclusions into the record, including a finding that the Amended Disclosure Statement contains "adequate information" within the meaning of
Section 1125(a) of the United States Bankruptcy Code (the "Code").

     Based upon the foregoing and for other good cause shown, each of the Objections is overruled and it is hereby

     ORDERED that, in accordance with Section 1125 of the Code and Rule 3017(b) of the Federal Rules of Bankruptcy Procedure, the
Amended Disclosure Statement is hereby approved.

     DATED this ___ day of July, 1998.

                           BY THE COURT


                           John H. Allen
                           United States Bankruptcy Court Judge

                  CLERK'S CERTIFICATE OF SERVICE

     I HEREBY CERTIFY that I mailed true and correct copies of the foregoing Order to the persons named below, postage prepaid thereon, this ____ day of July, 1998.

Peter J.  Kuhn                     Noel S. Hyde
UNITED STATES TRUSTEE'S OFFICE     NIELSEN & SENIOR
9 Exchange Place, #100             60 East South Temple, #1100
Salt Lake City, Utah 84111         Salt Lake City, UT  84111

Roger G. Segal, Trustee            James Ricciardi
P.O. Box 11008                     Mitchell A. Karlan
Salt Lake City, Utah 84147-0008    GIBSON, DUNN & CRUTCHER
                                   200 Park Avenue, 48th Floor
Vernon L. Hopkinson                New York, NY  10166-0193
COHNE, RAPPAPORT & SEGAL
525 East 100 South, 5th Floor      Alan Gamza
Salt Lake City, Utah 84102         MOSES & SINGER
                                   1301 Avenue of the Americas
Martin J. Bienenstock              New York, NY  10019-6076
WEIL GOTSHAL & MANGES, L.L.P.
767 Fifth Avenue                   Joseph Wagda
New York, New York 10153           547 Blackhawk Club Dr.
                                   Danville, CA  94506
Jeffrey L. Shields
CALLISTER, NEBEKER & McCULLOUGH    Jeremy Richards
10 East South Temple, #800         PACHULSKI, STANG, ZIEHL & YOUNG
Salt Lake City, Utah  84133        Center City North Building
                                   10100 Santa Monica Blvd., #1100
George W. Pratt                    Los Angeles, CA  90067
JONES, WALDO, HOLBROOK &
McDONOUGH                          Robert B. Lochhead
170 South Main Street, Suite 1500  PARR, WADDOUPS, BROWN, GEE &
Salt Lake City, UT  84101          LOVELESS
                                   P.O. Box 11019
Paul F. Bennett                    Salt Lake City, Utah 84147
GOLD, BENNETT & CERA, L.L.P.
595 Market Street, #2300           Harvey Greenfield
San Francisco, CA  94105           10 East 40th Street, 44th Floor
                                   New York, New York  10016

Joel R. Dangerfield                Kim R. Wilson
9 Exchange Place, # 1123           SNOW, CHRISTENSEN & MARTINEAU
Salt Lake City, UT  84111          P.O. Box 45000
                                   Salt Lake City, Utah  84145
James C. Swindler
JOHNSON & HATCH                    Paul J. Scheerer
10 West Broadway, # 400            DORSEY & WHITNEY
Salt Lake City, Utah  84101        220 South 6th Street
                                   Minneapolis, Minnesota  55402
Danny C. Kelly
VAN COTT, BAGLEY, CORNWALL & McCARTHY
50 South Main, # 1600
Salt Lake City, Utah  84144


                              CLERK, U.S. BANKRUPTCY COURT


                              By:
                                      Deputy Clerk

              IN THE UNITED STATES BANKRUPTCY COURT

            FOR THE DISTRICT OF UTAH, CENTRAL DIVISION

-----------------------------------------------------------------
In re:                          )
                                )
BONNEVILLE PACIFIC CORPORATION, )       Bankruptcy No. 91A-27701
                                )
              Debtor.           )            (Chapter 11)
-----------------------------------------------------------------

     ORDER SCHEDULING CONFIRMATION HEARING, TEMPORARILY ALLOWING
       CLAIMS FOR VOTING PURPOSES AND APPROVING OTHER PROCEDURES

     A hearing (the "Hearing") was held on the 3rd day of June, 1998, before the Honorable John H. Allen, United States Bankruptcy Court Judge, on the Trustee's Motion Regarding Plan Confirmation Issues (the "Motion"). The Trustee, Roger G. Segal, was present and was represented by his special plan counsel, Martin J. Bienenstock of the firm of Weil Gotshal & Manges, L.L.P., and by his general counsel, Vernon L. Hopkinson and Daniel J. Torkelson of the firm of Cohne, Rappaport & Segal, P.C. Peter J. Kuhn was present representing the United States Trustee. Wexford Management LLC was represented by Jeffrey W. Shields of Callister, Nebeker and McCullough and by Arthur Amron of Wexford Management LLC. The Ad Hoc Committee of Common Shareholders was represented by James C. Swindler of Johnson & Hatch. Wellhead Electric Company, Inc., and related entities were represented by Danny C. Kelly of Van Cott, Bagley, Cornwall & McCarthy and by Jeremy Richards of Pachulski, Stang, Ziehl & Young. Ford Motor Credit Company was represented by Kim R. Wilson of Snow, Christensen & Martineau. Halcyon/Alan B. Slifka Management Company L.L.C., and Halcyon Offshore Management

Company L.L.C. were represented by George W. Pratt of Jones, Waldo, Holbrook & McDonough and Mitchell A. Karlan of Gibson, Dunn & Crutcher. Norwest Bank, Minnesota, was represented by Paul J. Scheerer of Dorsey & Whitney. C. Derek Anderson was represented by Paul F. Bennett of Gold, Bennett & Cera, L.L.P. and Noel S. Hyde of Nielsen & Senior. Portland General was represented by Robert B. Lochhead of Parr, Waddoups, Brown, Gee & Loveless. The Court noted other appearances, if any, on the record.

     The Court finds that notice of the Hearing was properly given as required by law and by this Court's Order Scheduling Hearing on Approval of Disclosure Statement and Approving Form of Notice and Mailing and Publication Procedures dated April 22, 1998, and was appropriate and sufficient in the particular circumstances of this bankruptcy case.

     Immediately prior to the Hearing, the Trustee's general counsel had advised the Court that the Trustee intended to amend the Trustee's Chapter 11 Plan for the Estate of Bonneville Pacific Corporation dated April 22, 1998 (the "Plan") and the Disclosure Statement for Trustee's Chapter 11 Plan for the Estate of Bonneville Pacific Corporation dated April 22, 1998 (the "Disclosure Statement"), to incorporate several revisions which were described on the record of the hearing on the Disclosure Statement.

     At the Hearing, the Court heard the statements with respect to the Motion from counsel for the Trustee, as well as from counsel for Wexford Management LLC. Although the Court indicated at the Hearing that it would likely grant the relief requested in the Motion, the Court adjourned the Hearing until July 1, 1998 (the

"Continued Hearing") so that the Court could consider the Motion in light of the Trustee's amendments to the Plan and Disclosure
Statement.

     On June 19, 1998, the Trustee filed, and served upon all parties appearing at the Hearing, his "Trustee's Supplemental Motion Regarding (1) Disclosure Statement and (2) Plan Confirmation Issues" (the "Supplemental Motion"), which included, as Exhibits "A" and "B" attached thereto, the Trustee's amendments to the Plan and the Disclosure Statement (the "Amendments"). The Plan and the Disclosure Statement, as amended by the Amendments, are hereinafter referred to as the "Amended Plan" and the "Amended Disclosure Statement". Also attached to the Supplemental Motion, as Exhibits "C", "D" and "E" were three (3) revised forms of Ballots to be sent to the holders of claims or interests (collectively, the "Ballots"), which include changes to the form of Ballot attached to the Motion consistent with the above referenced revisions to the Plan and the Disclosure Statement.
Also attached to the Supplemental Motion, as Exhibits "F" and "G" were revised forms of a "Mailed Notice" and "Published Notice", which include changes to the forms of the "Mailed Notice" and "Published Notice" attached to the Motion consistent with the above referenced revisions to the Plan and the Disclosure Statement.

     At the Continued Hearing, the Court heard statements from counsel regarding the Trustee's amendments to the Plan and the Disclosure Statement, the revised forms of Ballots (including objections to the form of the Ballots filed by C. Derek Anderson and Wexford Management LLC) and the revised forms of the Mailed Notice and Published Notice.

     The Court, having reviewed the Motion, the Supplemental
Motion, the Amended Plan, the Amended Disclosure Statement, the revised Ballots (and the objections thereto), the revised Mailed

Notice and the revised Published Notice, and having heard the statements of counsel, entered its findings and conclusions into the record. Based upon the foregoing and for other good cause shown, it is hereby ORDERED AS FOLLOWS:

     1. A hearing (the "Confirmation Hearing") to consider confirmation of the Amended Plan and approval of the claim estimations, objections and settlements embodied in or contemplated by the Amended Plan, shall be held before the Honorable John H. Allen, United States Bankruptcy Court Judge, in his courtroom located in Room 376 in the Frank E. Moss Federal Courthouse, 350 South Main Street, Salt Lake City, Utah, beginning at 9:00 o'clock a.m., on August 26, 1998. The Confirmation Hearing may be continued from time to time without further notice to any party-in-interest other than the announcement of the date of the continued hearing at the adjournment of the preceding hearing.

     2. Any objection to the Plan (a) must be filed in writing with the Court and a copy actually served on the Trustee's general counsel, Vernon L. Hopkinson of Cohne, Rappaport & Segal, 525 East 100 South, Suite 500, Salt Lake City, Utah 84102; on the Trustee's special plan counsel, Martin J. Bienenstock of Weil Gotshal & Manges, L.L.P., 767 Fifth Avenue, New York, New York 10153; and on the office of the U.S. Trustee, 9 Exchange Place, #100, Salt Lake City, Utah 84111, by not later than August 17, 1998; (b) must state the name and address of the objecting party and the precise nature of the claim or interest of such party (i.e., the exact amount of the objecting party's asserted claim or interest and the actual consideration paid or otherwise given by such party in exchange for such asserted claim or interest); and (c) must state with particularity the legal and factual basis and nature of any objection.

     3. The forms of Ballots which are attached to the Supplemental Motion as Exhibits "C", "D" and "E" are hereby approved.

     4. In order to be counted as votes to accept or reject the Plan, all Ballots must be properly executed, completed and delivered to the Trustee by mail, overnight courier, or personal delivery, so that they are actually received by the Trustee no later than August 17, 1998.

     5. Solely for purposes of voting to accept or reject the Plan and not for the purpose of the allowance of or distribution on account of a claim, and without prejudice to the rights of the Trustee in any other context, each claim within classes 5, 6, 7 and 9 which has not previously been allowed, is and shall be temporarily allowed as follows:

          (a) With respect to claims in class 5 (Prepetition Selling Debenture Claims), each such claim shall be temporarily allowed for voting purposes only in the amount set forth on Exhibit "D" of the Plan, which amounts have been uniformly calculated by the Trustee as described in Article 4.2 (e) of the Plan.

          (b) With respect to claims in class 6 (Post-petition Selling Debenture Claims), each such claim shall be temporarily allowed for voting purposes only in the amount set forth on Column 2 of Exhibit "E" of the Plan, which amounts have been uniformly calculated by the Trustee as described in Article 4.2 (f) of the Plan.

          (c) With respect to claims in class 7 (Limited Partner Claims), each such claim shall be temporarily allowed for voting purposes only in the amount set forth on Column 2 of Exhibit "F" of the Plan, which amounts have been uniformly calculated by the Trustee as described in Article 4.2 (g) of the Plan.

          (d) With respect to claims in class 9 (Section 510(b) Equity Claims), each such claim shall be temporarily allowed for voting purposes only in the amount set
               forth on Exhibit "H" of the Plan or Column 3 of
               Exhibit "I" of the Plan, which amounts have been uniformly calculated by the Trustee as described in
               Article 4.2 (I) of the Plan.   For purposes of
               calculating Column 3 of Exhibit "I", the amount of the credit in Column 2 of Exhibit "I" should be calculated at $2.14 for each share of Existing
               Common Stock which has not been reported by the Claimant to the Trustee as having been sold. Such
               $2.14 per share figure is midway between the low estimate ($1.93) and high estimate ($2.36) for the value of the Plan Common Stock (which is to be valued by the Bankruptcy Court at the Confirmation Hearing) as discussed in detail in the Disclosure Statement.

          (e) Notwithstanding subparagraphs (a) through (d) above, if a claim in class 5, 6, 7 or 9 is listed on the relevant Exhibit to the Plan as "disputed", or if the Trustee has filed an objection to a claim at least ten (10) days prior to the expiration of the period during which holders of claims may vote to accept or reject the Plan, such claim(s) shall not be temporarily allowed for voting purposes.

     6. If any claimant wishes to seek the temporary allowance of its claim for voting purposes in an amount different than that set forth in paragraph 5 above, then such claimant must file its own additional motion pursuant to Rule 3018(a) to so request temporary allowance for voting purposes in an amount different from that set forth in paragraph 5 above. In the event a claimant does so file its own additional Rule 3018(a) motion, (a) the claimant must serve such motion (with a notice of hearing thereon) on the Trustee's general counsel, the Trustee's special plan counsel and on the United States Trustee at the addresses set forth above; and (b) the claimant must have such motion heard by the Bankruptcy Court not later than August 17, 1998.

     7. If any claimant objects to the method of calculation, settlement, resolution or allowance of the claims in classes 5, 6, 7 and 9, as provided in the Plan, such claimant must file a written objection with the Court, with a copy actually served on the Trustee not later than August 17, 1998. If such an objection is not timely filed and the Plan is confirmed, then such claimant's claim(s) in classes 5, 6, 7 and 9 will be allowed only in those "Allowed Amounts" expressly set forth in the Plan.

     8. The forms of "Mailed Notice" and "Published Notice" which are attached to the Supplemental Motion as Exhibits "F" and "G", respectively, and the proposed method in which the Trustee will mail or publish such notices, provides good and sufficient notice to all known and unknown holders of claims, including without limitation, contingent claims, of the Confirmation Hearing; the deadline for the filing of objections to the Plan; the deadline for the receipt of ballots to accept or reject the Plan; notice to claimants in classes 5, 6, 7 and 9 that their claims have been temporarily allowed for voting purposes only as set forth in paragraph 5 above unless the claimant files its own additional Rule

3018(a) motion within the deadline set forth in paragraph 6 above and, if the Plan is confirmed, their claims will be allowed only in the estimated "Allowed Amounts" expressly set forth in Article 4.2 of the Plan unless the claimant files an objection to such treatment within the deadline set forth in paragraph 7 above; and all other matters set forth in the "Mailed Notice" and the "Published Notice", and therefore such notices, as well as the proposed method in which the Trustee will mail or publish such notices, are approved and adopted by the Court.

     9. The procedures set forth in paragraphs 13, 14 and 15 of the Motion, the terms of which are incorporated herein by this reference, to cause the Plan, the Disclosure Statement, the Ballots and the Mailed Notice to be mailed to creditors, current equity security holders, current debenture holders and other parties-in-interest satisfies the mailing requirements of Rule 3017(d) of the Federal Rules of Bankruptcy Procedure. Such procedures are reasonably calculated, under the unique circumstances of this case, to give parties-in-interest that can be reasonably identified by the Trustee copies of the Plan, the Disclosure Statement and (where applicable) a Ballot, and notice by mail of the Confirmation Hearing, the deadline for the filing of objections to the Plan, the deadline for the receipt of ballots to accept or reject the Plan, and notice to claimants in classes 5, 6, 7 and 9 that (a) their claims have been temporarily allowed for voting purposes only as set forth in paragraph 5 above unless the claimant files its own additional Rule 3018(a) motion within the deadline set forth in paragraph 6 above and (b) if the Plan is confirmed, their claims will be allowed only in the estimated "Allowed Amounts" expressly set forth in Article 4.2 of the Plan unless the claimant files an objection to such treatment within the deadline set forth in paragraph 7 above, and all other matters set forth in such notices.

All other holders of claims (as defined in Section 101(5) of the Code), interest holders and other parties-in-interest shall be deemed unknown claimants, interest holders and parties-in-interest in the Debtor's bankruptcy case who shall have received by virtue of the published notices provided for herein good and sufficient notice of all matters referred to in this Order. The procedures set forth in paragraphs 13, 14 and 15 of the Motion are hereby approved and adopted by the Court and the Trustee is authorized and empowered to mail the Plan, the Disclosure Statement, the Ballots and the Mailed Notice in accordance with such procedures by not later than July 20, 1998.

     10. The procedure set forth in paragraph 15 of the Motion and the procedure set forth in paragraph 13(c) (including footnote 2) of the Motion, for transmitting the Mailed Notice, the Plan, the Ballots and the Disclosure Statement to beneficial holders of the Debtor's existing common stock and the Debtor's 7-3/4% Convertible Subordinated Debentures is hereby approved pursuant to Rule 3017(e) of the Federal Rules of Bankruptcy Procedure.

     11. Publication of the Published Notice in accordance with the procedures set forth in paragraph 18 of the Motion, the terms of which are incorporated herein by this reference, and in the newspapers listed therein is a procedure reasonably calculated, under the unique circumstances of this case, to give notice of the matters set forth in this Order and, therefore, the Published Notice shall supplement the mailed notices authorized and approved in this Order and shall also constitute due and adequate notice of the Confirmation Hearing and all other matters set forth in the Published Notice to all parties-in-interest (including without limitation, holders of unfiled and unscheduled claims, as defined in Section 101(5) of the Code) and other unknown claimants, equity security holders and other parties-in-interest and in the Debtor's bankruptcy proceeding) who may not, for whatever reason, receive the Mailed Notice. The procedures set forth in paragraph 18 of the Motion are hereby approved and adopted by the Court and the Trustee is authorized and empowered to publish the Published Notice in accordance with such procedures by not later than July 20, 1998.

     12. The Trustee is authorized and empowered to take all actions as may be necessary to implement and effectuate the aforesaid mailings and publications.

     DATED this ___ day of July, 1998.

                             BY THE COURT


                             John H. Allen
                             United States Bankruptcy Court Judge

                CLERK'S CERTIFICATE OF SERVICE

     I HEREBY CERTIFY that I mailed true and correct copies of the foregoing Order to the persons named below, postage prepaid
thereon, this      day of July, 1998.

Peter J.  Kuhn                     Noel S. Hyde
UNITED STATES TRUSTEE'S OFFICE     NIELSEN & SENIOR
9 Exchange Place, #100             60 East South Temple, #1100
Salt Lake City, Utah 84111         Salt Lake City, UT  84111

Roger G. Segal, Trustee            James Ricciardi
P.O. Box 11008                     Mitchell A. Karlan
Salt Lake City, Utah 84147-0008    GIBSON, DUNN & CRUTCHER
                                   200 Park Avenue, 48th Floor
Vernon L. Hopkinson                New York, NY  10166-0193
COHNE, RAPPAPORT & SEGAL
525 East 100 South, 5th Floor      Alan Gamza
Salt Lake City, Utah 84102         MOSES & SINGER
                                   1301 Avenue of the Americas
Martin J. Bienenstock              New York, NY  10019-6076
WEIL GOTSHAL & MANGES, L.L.P.
767 Fifth Avenue                   Joseph Wagda
New York, New York 10153           547 Blackhawk Club Dr.
                                   Danville, CA  94506
Jeffrey L. Shields
CALLISTER, NEBEKER & McCULLOUGH    Jeremy Richards
10 East South Temple, #800         PACHULSKI, STANG, ZIEHL & YOUNG
Salt Lake City, Utah  84133        Center City North Building
                                   10100 Santa Monica Blvd., #1100
George W. Pratt                    Los Angeles, CA  90067
JONES, WALDO, HOLBROOK &
McDONOUGH                          Robert B. Lochhead
170 South Main Street, Suite 1500  PARR, WADDOUPS, BROWN, GEE &
Salt Lake City, UT  84101          LOVELESS
                                   P.O. Box 11019
Paul F. Bennett                    Salt Lake City, Utah 84147
GOLD, BENNETT & CERA, L.L.P.
595 Market Street, #2300           Harvey Greenfield
San Francisco, CA  94105           10 East 40th Street, 44th Floor
                                   New York, New York  10016

Joel R. Dangerfield                Kim R. Wilson
9 Exchange Place, # 1123           SNOW, CHRISTENSEN & MARTINEAU
Salt Lake City, UT  84111          P.O. Box 45000
                                   Salt Lake City, Utah  84145
James C. Swindler
JOHNSON & HATCH                    Paul J. Scheerer
10 West Broadway, # 400            DORSEY & WHITNEY
Salt Lake City, Utah  84101        220 South 6th Street
                                   Minneapolis, Minnesota  55402
Danny C. Kelly
VAN COTT, BAGLEY, CORNWALL &       Gavin Wilkinson
McCARTHY                           NORWEST BANK MINNESOTA, N.A.
50 South Main, # 1600              Sixth and Marquette
Salt Lake City, Utah  84144        Minneapolis, MN  55479-0069

BONNEVILLE PACIFIC CORPORATION
50 West Broadway, Suite 300
Salt Lake City, Utah  84101


                              CLERK, U.S. BANKRUPTCY COURT


                              By:
                                      Deputy Clerk